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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-38250) of Krispy Kreme Doughnuts, Inc. of our report dated June 11, 2001 relating to the financial statements of the Krispy Kreme Doughnut Corporation Retirement Savings Plan, which appears in this Form 11-K.


PRICEWATERHOUSECOOPERS LLP

Greensboro, North Carolina
June 28, 2001